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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT:  November 12, 1996
                  DATE OF EARLIEST EVENT REPORTED:  November 8, 1996


                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)

    MINNESOTA                     0-21534                  41-1663712
    ---------                     -------                  ----------
(State or other             (Commission File No.)     (IRS Employer ID No.)
  jurisdiction
of incorporation)

                 724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                 ----------------------------------------------------
                       (Address of principal executive offices)


                                    (612) 338-3300
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    (a) Reference is made to the Press Release issued to the public by the Registrant on November 8, 1996, and attached hereto as an exhibit, relating to the Company signing a commitment letter for a $15 million loan from Foothill Capital Corporation.

    (b) Reference is made to the cautionary statements of the Registrant filed on Form 8-K on July 3, 1996.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         99   Press Release dated November 8, 1996.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 1996              CHILDREN'S BROADCASTING CORPORATION



                             BY:      /s/ James G. Gilbertson
                                    --------------------------------------
                                    James G. Gilbertson
                                    Chief Operating Officer, Chief
                                      Financial Officer and Treasurer